                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 10/5/03 - 11/1/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                                                                         DOCUMENT     EXPLANATION
                                                                                          FORM NO.         ATTACHED       ATTACHED
Schedule of Cash Receipts and Disbursements                                               MOR - 1
     Weekly Receipts & Disbursements                                                         A                X
     Cash Disbursements by Petitioning Entity                                                B                X
     Bank Account Information                                                                C                X
Statement of Operations                                                                   MOR - 2             X
Balance Sheet                                                                             MOR - 3             X
Status of Postpetition Taxes                                                              MOR - 4             X
     Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                          X
     Copies of tax returns filed during reporting period (See Tax Affidavit)                                                 X
Summary of Unpaid Postpetition Debts                                                      MOR - 4             X
Summary Accounts Receivable Aging                                                         MOR - 5             X
Debtor Questionnaire                                                                      MOR - 5             X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                              Interim Chief Financial Officer
---------------------------------------          -------------------------------
Signature of Responsible Party                   Title

Rebecca A. Roof                                  12/18/2003
---------------------------------------          -------------------------------
Printed Name of Responsible Party                Date

SPECIAL NOTE:

During its review of the Period 10 Monthly Operating Report (MOR), the Company became aware of the misclassification of several items reported in the Period 9 MOR. The Company will file an amended Period 9 MOR no later than December 19, 2003. The cumulative effect of the correction of these misclassificaitons has been included herein.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   10/05/03 - 11/01/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers
         [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13]:

                           DEBTOR                                         CASE NUMBER
                           ------                                         -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                   03-10945
ABCO Food Group, Inc.                                                     03-10946
ABCO Markets, Inc.                                                        03-10947
ABCO Realty Corp.                                                         03-10948
Favar Concepts, Ltd.                                                      03-10953
Fleming Foods Management Co., L.L.C.                                      03-10954
Fleming Foods of Texas, L.P.                                              03-10955
Fleming International, Ltd.                                               03-10956
Fleming Transportation Service, Inc.                                      03-10957
Fleming Supermarkets of Florida, Inc.                                     03-10958
Food 4 Less Beverage Company, Inc.                                        03-10959
FuelServ, Inc.                                                            03-10960
Piggly Wiggly Company                                                     03-10965
Progressive Realty, Inc.                                                  03-10966
Rainbow Food Group, Inc.                                                  03-10967
Retail Investments, Inc.                                                  03-10968
Retail Supermarkets, Inc.                                                 03-10970
RFS Marketing Services, Inc.                                              03-10971
Richmar Foods, Inc.                                                       03-10972
Dunigan Fuels, Inc.                                                       03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [14]:
Core-Mark International, Inc.                                             03-10944
ASI Office Automation, Inc.                                               03-10949
Core-Mark Mid-Continent, Inc.                                             03-10950
Core-Mark Interrelated Companies, Inc.                                    03-10951
C/M Products, Inc.                                                        03-10952
General Acceptance Corporation                                            03-10961
Marquise Ventures Company, Inc.                                           03-10962
Head Distributing Company                                                 03-10963
Minter Weisman Co.                                                        03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]      Period 3 refers to February 23, 2003 through March 22, 2003.

[5]      Period 4 refers to March 23, 2003 through April 19, 2003.

[6]      Period 5 refers to April 20, 2003 through May 17, 2003.

[7]      Period 6 refers to May 18, 2003 through June 14, 2003.

[8]      Period 7 refers to June 15 through July 12, 2003.

[9]      Period 8 refers to July 13 through August 9, 2003.

[10]     Period 9 refers to August 10 through September 6, 2003.

[11]     Period 10 refers to September 7, 2003 through October 4, 2003.

[12]     Period 11 refers to October 5, 2003 through November 1, 2003.

[13] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC, etc.).

[14] Core-Mark entities are on a different reporting schedule with period 11 reflecting a Balance Sheet as of October 31, 2003. The Statement of Operations has been estimated through November 1, 2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   10/01/03 - 10/31/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                          CURRENT
                                                                                                          PERIOD       CUMULATIVE
                                                 WEEK 1 [4]   WEEK 2     WEEK 3     WEEK 4     WEEK 5      TOTAL     FILING TO DATE
                                                 ----------------------------------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts [5]                           $  1,293         12      5,390        593        133   $   7,421    $ 2,406,524
   Core-Mark Receipts [5]                           38,122     65,639     64,575     63,925     75,277     307,538      2,496,203
   Asset / Excess Inventory Sales & Other              601      4,878      1,320      2,456      3,191      12,446        282,949
---------------------------------------------------------------------------------------------------------------------------------
ACTUAL RECEIPTS                                   $ 40,016   $ 70,530   $ 71,285   $ 66,974   $ 78,600   $ 327,405    $ 5,185,676
---------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3] [5]           $   (512)      (589)       (77)       224      1,270   $     317    $(1,618,325)
   Material Purchases - Core-Mark [5]              (24,011)   (53,588)   (40,828)   (47,704)   (45,534)   (211,665)    (1,855,920)
   Tax Disbursements - Cigarettes                   (7,102)    (9,550)    (8,627)   (12,079)   (12,214)    (49,571)      (351,877)
   Tax Disbursements - Other                            (2)      (231)      (224)       (23)      (167)       (647)        (8,694)
   Employee & Payroll                               (2,046)    (6,104)    (1,549)    (3,860)    (1,861)    (15,421)      (295,889)
   Lease & Recurring Costs                          (1,104)      (250)      (266)      (462)      (692)     (2,773)       (87,694)
   Other Operating Costs                            (2,122)    (1,982)    (2,911)    (1,721)    (3,996)    (12,732)      (223,972)

---------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS         $(36,898)  $(72,293)  $(54,481)  $(65,626)  $(63,194)  $(292,492)   $(4,442,371)
---------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]                            -          -          -              $       -    $   (92,781)
   Capital Expenditures                                  -          -          -          -          -           -         (2,216)
   Restructuring & Professional Fees                (1,468)       (10)      (437)    (3,179)    (3,132)     (8,226)       (43,214)
   Interest & Financing                               (438)         -          -          -     (1,803)     (2,241)       (77,163)
   Other Non-Operating Costs                             -          -          -          -          -           -              -

---------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS     $ (1,906)  $    (10)  $   (437)  $ (3,179)  $ (4,935)  $ (10,467)   $  (215,374)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                        $(38,803)  $(72,304)  $(54,918)  $(68,805)  $(68,130)  $(302,959)   $(4,657,745)
---------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                    $(302,959)
   LESS: Transfers to Debtor in Possession Accounts                                            -
   PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)              -
                                                                                       ---------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                        $(302,959)

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's October 1 through October 31 receipts and disbursements.

[2] The period 11 Monthly Operating report (including the period 4 through 10 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] Certain checks that were issued for Fleming material purchases in prior periods were voided during the month of October resulting in cash added back.

[4] Per agreement with the U.S. Trustee, only cash receipts and disbursements related to October 1 through October 31 were included. Therefore, week 1 includes only three days related to cash receipts and disbursements for October 2003.

[5] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's cash activity includes Head and Minter-Weisman and Fleming's cash activity includes the four convenience divisions that are part of Fleming Companies, Inc.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   10/01/03 - 10/31/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                                       CUMULATIVE FILING TO
         PETITIONING ENTITIES                CASE NUMBER      CURRENT PERIOD TOTAL             DATE
--------------------------------------       -----------      --------------------     --------------------
Core-Mark International, Inc.                 03-10944            $  (178,413)              $(1,614,888)
Fleming Companies, Inc.                       03-10945                (44,884)               (2,046,050)
ABCO Food Group, Inc.                         03-10946                                                -
ABCO Markets, Inc.                            03-10947                                                -
ABCO Realty Corp.                             03-10948                                                -
ASI Office Automation, Inc.                   03-10949                                                -
Core-Mark Mid-Continent, Inc.                 03-10950                (43,050)                 (346,523)
Core-Mark Interrelated Companies, Inc.        03-10951                 (7,834)                  (55,907)
C/M Products, Inc.                            03-10952                                                -
Favar Concepts, Ltd.                          03-10953                                             (667)
Fleming Foods Management Co., L.L.C.          03-10954                                                -
Fleming Foods of Texas, L.P.                  03-10955                     22                  (113,223)
Fleming International, Ltd.                   03-10956                      -                    (1,399)
Fleming Transportation Service, Inc.          03-10957                      7                       124
Fleming Supermarkets of Florida, Inc.         03-10958                                                -
Food 4 Less Beverage Company, Inc.            03-10959                                                -
Fuelserv, Inc.                                03-10960                                                -
General Acceptance Corporation                03-10961                                                -
Marquise Ventures Company, Inc.               03-10962                                                -
Head Distributing Company                     03-10963                 (6,037)                  (51,208)
Minter Weisman Co.                            03-10964                (23,142)                 (158,846)
Piggly Wiggly Company                         03-10965                      5                      (890)
Progressive Realty, Inc.                      03-10966                                               (4)
Rainbow Food Group, Inc.                      03-10967                    146                   (31,595)
Retail Investments, Inc.                      03-10968                     (1)                 (165,196)
Retail Supermarkets, Inc.                     03-10970                                                -
RFS Marketing Services, Inc.                  03-10971                                                -
Richmar Foods, Inc.                           03-10972                    222                   (71,406)
Dunigan Fuels, Inc.                           03-10973                      -                       (67)
-------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                $  (302,959)              $(4,657,745)
-------------------------------------------------------------------------------------------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 10/01/03 - 10/31/03 (approximately $6.4 million for Fleming and approximately $9.0 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 9 entities (Head Distributing and Minter Weisman are not included in Fleming's payroll total as of Period 7) and Fleming's disbursements to the 20 Fleming entities.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 10/01/03 - 10/31/03 for the Current Period and for 4/1/03 - 10/31/03 for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   10/31/03
BANK ACCOUNT INFORMATION

                                                                        ACCOUNT
PETITIONING ENTITIES                                BANK                 NUMBER                   TYPE
---------------------------------------------------------------------------------------------------------------
Fleming Companies, Inc.                    Bank of America            8,188,812,687     Depository
Fleming Companies, Inc.                    Bank of America               3751525666     Depository
Fleming Companies, Inc.                    Bank of America               3751508777     Depository
Fleming Companies, Inc.                    Bank of America               3751022745     Depository
Fleming Companies, Inc.                    Bank One                        10148350     Disbursement
Fleming Companies, Inc.                    Fleet Non Union Health           1713312     Disbursement
Fleming Companies, Inc.                    JP Morgan                       22426761     Disbursement
Fleming Companies, Inc.                    JP Morgan                    88063623919     Depository
Fleming Companies, Inc.                    JP Morgan                     8806363428     Depository
Fleming Companies, Inc.                    JP Morgan                      323252842     Depository
Fleming Companies, Inc.                    JP Morgan                     8806258339     Depository
Fleming Companies, Inc.                    JP Morgan                     8806247712     Depository
Fleming Companies, Inc.                    JP Morgan                     8806232185     Depository
Fleming Companies, Inc.                    JP Morgan                     8806232227     Depository
Fleming Companies, Inc.                    JP Morgan                     8806319784     Depository
Fleming Companies, Inc.                    JP Morgan                     8806258271     Depository/Disbursement
Fleming Companies, Inc.                    JP Morgan                     8806322283     Depository/Disbursement
Fleming Companies, Inc.                    JP Morgan                     8806362958     Depository/Disbursement
Fleming Companies, Inc.                    JP Morgan                     8806170047     Disbursement
Fleming Companies, Inc.                    JP Morgan                     8805174594     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300030353     Disbursement
Fleming Companies, Inc.                    JP Morgan                     8805223029     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300065052     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300065086     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300062117     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300036160     Disbursement
Fleming Companies, Inc.                    JP Morgan                     6300064998     Disbursement
Fleming Companies, Inc.                    Manufacturers Trust             12001749     Depository
Core-Mark International, Inc               Bank Of Montreal              5691032070     Disbursement
Core-Mark International, Inc               Bank Of Montreal            127881013601     Disbursement
Core-Mark International, Inc               Bank Of Montreal             07600000313     Depository/Disbursement
Core-Mark International, Inc               Bank Of Montreal             07601154963     Disbursement
Core-Mark International, Inc               Bank Of Montreal             07601102397     Disbursement
Core-Mark International, Inc               Bank Of Montreal           0004-1664-436     Disbursement
Core-Mark International, Inc               Bank Of Montreal             07604601086     FX Swap Funding Acct
Core-Mark International, Inc               Bank One                         1113117     Depository
Core-Mark International, Inc               JP Morgan                      323252028     Depository
Core-Mark International, Inc               JP Morgan                     8806322317     Depository
Core-Mark International, Inc               JP Morgan Chase               9102775419     Disbursement
Core-Mark International, Inc               JP Morgan Chase               9102775435     Disbursement
Core-Mark International, Inc               JP Morgan Chase               9102775443     Disbursement
Core-Mark International, Inc               JP Morgan Chase               9102775427     Disbursement
Core-Mark International, Inc               JP Morgan Chase                601809668     Disbursement
Core-Mark International, Inc               Scotia Bank                 112390010715     Depository
Core-Mark International, Inc               Scotia Bank                  71480000914     Depository
Core-Mark International, Inc               Scotia Bank                4052700104313     Depository
Core-Mark International, Inc               Scotia Bank                 714800001414     Depository
Core-Mark International, Inc               Scotia Bank                 714800011312     Depository
Core-Mark International, Inc               Washington Trust Bank         1001823194     Depository
Core-Mark International, Inc               Wells Fargo                   4159287788     Depository
Core-Mark International, Inc               Wells Fargo                   4518099999     Depository
Core-Mark International, Inc               Wells Fargo                   4311848436     Depository
Core-Mark International, Inc               Wells Fargo                   4159555366     Depository
Core-Mark International, Inc               Wells Fargo                   4518100110     Depository
Core-Mark International, Inc               Wells Fargo                   4128523081     Depository
Core-Mark International, Inc               Wells Fargo                   4518100235     Depository
Core-Mark International, Inc               Wells Fargo                   4518100177     Depository
Core-Mark International, Inc               Wells Fargo                   4758355309     Depository
Core-Mark International, Inc               Wells Fargo                   4159688902     Depository
Core-Mark International, Inc               Wells Fargo                   4091220731     Depository
Core-Mark International, Inc               Wells Fargo                   4801900069     Depository
Core-Mark International, Inc               Wells Fargo                   4801908815     Depository
Core-Mark International, Inc               Wells Fargo                   4496851460     Depository
Core-Mark International, Inc               Wells Fargo                   4311848584     Disbursement
Core-Mark International, Inc               Wells Fargo                   4759613938     Disbursement
Core-Mark International, Inc               Wells Fargo                   4518110564     Disbursement
Core-Mark International, Inc               Wells Fargo / Wachovia         540459849     Disbursement
Core-Mark International, Inc               Wilson & Muir                    7516436     Depository

                                                                   FORM MOR - 1C

                                                                        ACCOUNT
PETITIONING ENTITIES                                BANK                 NUMBER                   TYPE
---------------------------------------------------------------------------------------------------------------
Head Distributing Co.                      Bank Of America               3752010688     Depository
Head Distributing Co.                      Suntrust                      8801337430     Depository
Head Distributing Co.                      Union Planters Bank           3500594164     Depository
Minter Weisman                             Bank of America               3299781296     Disbursement
Plymouth (minter weisman)                  US Bank                     160234449926     Depository
Retail Investment, Inc.                    JP Morgan                      860900985     Depository/Disbursement

                                                                   FORM MOR - 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            OCTOBER 5, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                                  NOVEMBER 1, 2003
---------------------------------------------------------------------------------------------
NET SALES                                                                       $ 317,375
COSTS AND EXPENSES: [3]
       Cost of sales                                                             (298,554)
       Selling and administrative                                                 (13,128)
       Reorganization items, net                                                     (461)
       Interest expense                                                              (232)
       Interest income and other                                                      104
       Impairment/restructuring charges                                               (26)
       Litigation charges                                                               -
-----------------------------------------------------------------------------------------
             TOTAL COSTS AND EXPENSES                                            (312,297)
-----------------------------------------------------------------------------------------
       Income/(Loss) before income taxes                                            5,078
       Taxes on income/(loss)                                                           -
-----------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                     5,078
-----------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS: [4]
       Income/(Loss) before income taxes                                          (59,684)
       Taxes on income/(loss)                                                           -
-----------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 (59,684)
-----------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                               $ (54,606)
-----------------------------------------------------------------------------------------

NOTES

[1] Results of certain legal entities have been approximated to the 28 days from October 5, 2003 through November 1, 2003. See additional detail explanation on each Statement of Operations.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report. The individual Statements of Operations for RFS Marketing Services, Inc., Dunigan Fuels, Inc., Progressive Realty, Inc. and ABCO Food Group, Inc were included, although they had no activity in their Statements of Operations, because their balance sheets did have activity and have been included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Continuing Operations as of Period 11, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                 OCTOBER 5, 2003 -
ABCO FOOD GROUP, INC.                                            NOVEMBER 1, 2003
----------------------------------------------------------------------------------
NET SALES                                                             $     -
COSTS AND EXPENSES:
       Cost of sales                                                        -
       Selling and administrative                                           -
       Reorganization items, net                                            -
       Interest expense                                                     -
       Interest income and other                                            -
       Impairment/restructuring charges                                     -
       Litigation charges                                                   -
-----------------------------------------------------------------------------
             TOTAL COSTS AND EXPENSES                                       -
-----------------------------------------------------------------------------

       Income/(Loss) before income taxes                                    -
       Taxes on income/(loss)                                               -
-----------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                             -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                    -
       Taxes on income/(loss)                                               -
-----------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           -
-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $     -
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                           OCTOBER 1, 2003 -
CORE-MARK INTERNATIONAL, INC.                              OCTOBER 31, 2003
----------------------------------------------------------------------------
NET SALES                                                      $ 215,022
COSTS AND EXPENSES:
       Cost of sales [3]                                        (200,503)
       Selling and administrative                                 (7,297)
       Reorganization items, net                                    (461)
       Interest expense                                              (22)
       Interest income and other                                     109
       Impairment/restructuring charges                               (3)
       Litigation charges                                              -
------------------------------------------------------------------------
             TOTAL COSTS AND EXPENSES                           (208,177)
------------------------------------------------------------------------

       Income/(Loss) before income taxes                           6,846
       Taxes on income/(loss)                                          -
------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                    6,846
------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $   6,846
------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

[3] This Statement of Operations for October includes an adjustment reducing cost of sales by approximately $7 million as a correction to the September Statement of Operations in the period 10 MOR.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                     OCTOBER 1, 2003 -
CORE-MARK INTERRELATED COMPANIES, INC.               OCTOBER 31, 2003
----------------------------------------------------------------------
NET SALES                                                 $ 7,642
COSTS AND EXPENSES:
       Cost of sales                                       (7,363)
       Selling and administrative                             (87)
       Reorganization items, net                                -
       Interest expense                                         -
       Interest income and other                                -
       Impairment/restructuring charges                         -
       Litigation charges                                       -
-----------------------------------------------------------------
             TOTAL COSTS AND EXPENSES                      (7,450)
-----------------------------------------------------------------

       Income/(Loss) before income taxes                      192
       Taxes on income/(loss)                                   -
-----------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS               192
-----------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
-----------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               -
-----------------------------------------------------------------
NET INCOME/(LOSS)                                         $   192
-----------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                        OCTOBER 1, 2003 -
CORE-MARK MID-CONTINENT, INC.                           OCTOBER 31, 2003
-------------------------------------------------------------------------
NET SALES                                                  $ 42,401
COSTS AND EXPENSES:
       Cost of sales                                        (40,947)
       Selling and administrative                              (811)
       Reorganization items, net                                  -
       Interest expense                                           -
       Interest income and other                                  -
       Impairment/restructuring charges                           -
       Litigation charges                                         -
-------------------------------------------------------------------
             TOTAL COSTS AND EXPENSES                       (41,758)
-------------------------------------------------------------------

       Income/(Loss) before income taxes                        642
       Taxes on income/(loss)                                     -
-------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                 642
-------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                          -
       Taxes on income/(loss)                                     -
-------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 -
-------------------------------------------------------------------
NET INCOME/(LOSS)                                          $    642
-------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
DUNIGAN FUELS, INC.                                                        NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                           -
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $               -
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
FAVAR CONCEPTS, LTD                                                        NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                  (27)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         (27)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $             (27)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
FLEMING COMPANIES, INC.                                                    NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $          22,457
COSTS AND EXPENSES:
     Cost of sales                                                                  (21,671)
     Selling and administrative                                                      (2,264)
     Reorganization items, net                                                            -
     Interest expense                                                                  (210)
     Interest income and other                                                            -
     Impairment/restructuring charges                                                   (23)
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                   (24,169)
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                               (1,712)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                        (1,712)
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                              (55,225)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                     (55,225)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $         (56,937)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for the continuing operations of this legal entity (four convenience divisions) was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003. The period of results for the discontinued operations of this legal entity was for 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
FLEMING FOODS OF TEXAS, L.P.                                               NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                               (1,078)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                      (1,078)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $          (1,078)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
FLEMING INTERNATIONAL, LTD                                                 NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   36
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          36
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $              36
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
FLEMING TRANSPORTATION SERVICES, INC.                                      NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                  (87)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         (87)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $             (87)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 1, 2003 -
HEAD DISTRIBUTING COMPANY                                                  OCTOBER 31, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $           7,292
COSTS AND EXPENSES:
     Cost of sales                                                                   (7,117)
     Selling and administrative                                                      (1,005)
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            1
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                    (8,122)
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                 (830)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                          (830)
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                           -
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $            (830)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 1, 2003 -
MINTER-WEISMAN CO.                                                         OCTOBER 31, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $          22,561
COSTS AND EXPENSES:
     Cost of sales                                                                  (20,953)
     Selling and administrative                                                      (1,664)
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                           (5)
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                   (22,622)
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                  (61)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                           (61)
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                           -
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $             (61)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended October 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
PIGGLY WIGGLY COMPANY                                                      NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                  (67)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         (67)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $             (67)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
PROGRESSIVE REALTY, INC.                                                   NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                           -
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $               -
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
RAINBOW FOOD GROUP,  INC.                                                  NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                               (1,372)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                      (1,372)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $          (1,372)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
RETAIL INVESTMENTS, INC.                                                   NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   (1)
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          (1)
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $              (1)
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                          OCTOBER 5, 2003 -
RFS MARKETING SERVICES, INC.                                               NOVEMBER 1, 2003
-------------------------------------------------------------------------------------------
NET SALES                                                                 $               -
COSTS AND EXPENSES:
     Cost of sales                                                                        -
     Selling and administrative                                                           -
     Reorganization items, net                                                            -
     Interest expense                                                                     -
     Interest income and other                                                            -
     Impairment/restructuring charges                                                     -
     Litigation charges                                                                   -
-------------------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                                         -
-------------------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                    -
     Taxes on income/(loss)                                                               -
-------------------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                           -
-------------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                                         $               -
-------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                            OCTOBER 5, 2003 -
RICHMAR FOODS, INC.                                         NOVEMBER 1, 2003
------------------------------------------------------------------------------
NET SALES                                                       $     -
COSTS AND EXPENSES:
      Cost of sales                                                   -
      Selling and administrative                                      -
      Reorganization items, net                                       -
      Interest expense                                                -
      Interest income and other                                       -
      Impairment/restructuring charges                                -
      Litigation charges                                              -
-----------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                   -
-----------------------------------------------------------------------

      Income/(Loss) before income taxes                               -
      Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
-----------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                          (1,863)
      Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 (1,863)
-----------------------------------------------------------------------

NET INCOME/(LOSS)                                               $(1,863)
-----------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended November 1, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                              NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                       $        672,227
        Receivables, net [3]                                                     580,214
        Inventories                                                              152,729
        Assets held for sale [4]                                                   1,612
        Other current assets                                                      29,254
----------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                              1,436,036
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                              2,103
Investment in direct financing leases                                              6,633

----------------------------------------------------------------------------------------
Net property and equipment                                                        50,210
----------------------------------------------------------------------------------------
Other assets [14]                                                                 59,901
----------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $      1,554,883
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [3]                                            $        187,373
        Liabilities held for sale                                                      -
        Other current liabilities [13] [14]                                       14,581
----------------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                           201,954
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases [13]                                    7,818
Other liabilities                                                                 17,308

Liabilities subject to compromise [5] [6]                                      2,902,764

Net intercompany due to (from) [7]                                                 2,474

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                  136,221
        Capital in excess of par value                                           710,622
        Reinvested earnings (deficit)                                         (2,297,159)
        Accumulated other comprehensive income:
             Additional minimum pension liability                               (129,215)
             Cumulative foreign currency translation adjustment                    2,096
----------------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                                 $     (1,577,435)
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $      1,554,883
----------------------------------------------------------------------------------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [9]                                          $      1,878,996
Accounts payable [10] [15]                                                       623,478
Closed store reserves [11]                                                        48,719
Other liabilities [10] [16]                                                      113,441
Pension obligation [12] [17]                                                     220,173
Taxes payable [10] [18]                                                           17,957
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $      2,902,764

GENERAL

[1] The period close for certain legal entities was as of November 1, 2003. Others had a period close of October 31, 2003. See additional explanation on each legal entity's Balance Sheet.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[3] The accounts payable balance as of November 1, 2003 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. In previous periods, the Company reclassified the net debit balances, for each legal entity, from accounts payable to accounts receivable. As vendor detail information has been reconciled, the Company has reclassified the net debit balances identifiable by vendor for each legal entity. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[4] Continuing Operations as of Period 11, 2003 includes only the convenience business (Core-Mark, including the Fleming 7). Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods. Additionally, the Company believes that an accounting entry was double-booked in periods prior to Period 10. A correcting entry was been made on a cumulative basis in Period 10. See additional explanations on each legal entity's balance sheet.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be overstated.

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 11 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[10] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable as of period 11. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 3 above.

[11] Closed store reserves are period 11 balances.

[12] Pension obligation is a period 11 balance.

[13] Net balances for capital leases do not include an amount for estimated damages related to the Debtors' bankruptcy filing.

[14] Debt issuance cost and deferred SWAP income balances related to long-term debt were written off during period 11.

CORE-MARK ENTITIES

[15] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 3 above.

[16] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[17] Pension obligation is a period 11 balance.

[18] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
ABCO FOOD GROUP, INC.                                                   NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $      -
      Receivables, net                                                            -
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        3
-----------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                   3
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -
-----------------------------------------------------------------------------------

Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      2
-----------------------------------------------------------------------------------

TOTAL ASSETS                                                               $      5
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $      -
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
-----------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                              -
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             1,302

Net intercompany due to (from)                                               (1,297)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                     -
      Capital in excess of par value                                              -
      Reinvested earnings (deficit)                                               -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                   -
           Cumulative foreign currency translation adjustment                     -
-----------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $      -
-----------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $      5
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $      -
Accounts payable                                                                  -
Closed store reserves                                                             -
Other liabilities                                                             1,302
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                           --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $  1,302

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
CORE-MARK INTERNATIONAL, INC.                                           OCTOBER 31, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                        $         78,994
       Receivables, net                                                          148,190
       Inventories                                                                86,225
       Assets held for sale                                                            -
       Other current assets                                                       22,165
----------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                 335,574
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                                  -
Investment in direct financing leases                                                  -

----------------------------------------------------------------------------------------
Net property and equipment                                                        19,950
----------------------------------------------------------------------------------------
Other assets                                                                      44,062
----------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $        399,586
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                 $         92,713
       Liabilities held for sale                                                       -
       Other current liabilities                                                   6,416
----------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                             99,129
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                             -
Other liabilities                                                                  2,989

Liabilities subject to compromise                                                114,189

Net intercompany due to (from)                                                   183,279

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                         -
       Capital in excess of par value                                                  -
       Reinvested earnings (deficit)                                                   -
       Accumulated other comprehensive income:
            Additional minimum pension liability                                       -
            Cumulative foreign currency translation adjustment                         -
----------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                  $              -
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        399,586
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $              -
Accounts payable                                                                 106,436
Closed store reserves                                                                  -
Other liabilities                                                                      -
Pension obligation                                                                 5,578
Taxes payable                                                                      2,175
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $        114,189

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 11 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                                  OCTOBER 31, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $       2
      Receivables, net                                                         2,690
      Inventories                                                              8,892
      Assets held for sale                                                         -
      Other current assets                                                        49
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                               11,633
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                       314
------------------------------------------------------------------------------------
Other assets                                                                       -
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $  11,947
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $   1,382
      Liabilities held for sale                                                    -
      Other current liabilities                                                   52
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                           1,434
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                  -

Liabilities subject to compromise                                              5,102

Net intercompany due to (from)                                                 5,411

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                      -
      Capital in excess of par value                                               -
      Reinvested earnings (deficit)                                                -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                    -
           Cumulative foreign currency translation adjustment                      -
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $  11,947
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                               5,102
Closed store reserves                                                              -
Other liabilities                                                                  -
Pension obligation                                                                 -
Taxes payable                                                                      -
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $   5,102

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 11 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
CORE-MARK MID-CONTINENT, INC.                                           OCTOBER 31, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $      62
      Receivables, net                                                        24,858
      Inventories                                                             20,993
      Assets held for sale                                                         -
      Other current assets                                                     1,540
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                               47,453
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                    11,714
------------------------------------------------------------------------------------
Other assets                                                                   2,734
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $  61,901
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $  11,707
      Liabilities held for sale                                                    -
      Other current liabilities                                                  847
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                          12,554
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                  -

Liabilities subject to compromise                                              7,033

Net intercompany due to (from)                                                42,314

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                      -
      Capital in excess of par value                                               -
      Reinvested earnings (deficit)                                                -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                    -
           Cumulative foreign currency translation adjustment                      -
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $  61,901
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                               7,033
Closed store reserves                                                              -
Other liabilities                                                                  -
Pension obligation                                                                 -
Taxes payable                                                                      -
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $   7,033

NOTE

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 11 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
DUNIGAN FUELS, INC.                                                     NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $       -
      Receivables, net                                                         2,733
      Inventories                                                                  -
      Assets held for sale                                                         -
      Other current assets                                                         -
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                2,733
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                         -
------------------------------------------------------------------------------------
Other assets                                                                       -
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $   2,733
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $       -
      Liabilities held for sale                                                    -
      Other current liabilities                                                    -
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                               -
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                172

Liabilities subject to compromise                                              8,569

Net intercompany due to (from)                                                (6,008)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                      -
      Capital in excess of par value                                               -
      Reinvested earnings (deficit)                                                -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                    -
           Cumulative foreign currency translation adjustment                      -
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $   2,733
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                               8,569
Closed store reserves                                                              -
Other liabilities                                                                  -
Pension obligation                                                                 -
Taxes payable                                                                      -
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $   8,569

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FAVAR CONCEPTS, LTD                                                     NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $       -
      Receivables, net                                                             -
      Inventories                                                                  -
      Assets held for sale                                                         -
      Other current assets                                                         -
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                    -
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                         -
------------------------------------------------------------------------------------
Other assets                                                                       -
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $       -
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $       -
      Liabilities held for sale                                                    -
      Other current liabilities                                                    -
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                               -
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                  -

Liabilities subject to compromise                                                552

Net intercompany due to (from)                                                  (552)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                      -
      Capital in excess of par value                                               -
      Reinvested earnings (deficit)                                                -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                    -
           Cumulative foreign currency translation adjustment                      -
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $       -
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                                 552
Closed store reserves                                                              -
Other liabilities                                                                  -
Pension obligation                                                                 -
Taxes payable                                                                      -
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $     552

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING COMPANIES, INC.                                                 NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                        $        592,679
       Receivables, net                                                          326,235
       Inventories                                                                16,078
       Assets held for sale                                                        1,612
       Other current assets                                                       12,896
----------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                 949,500
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                              2,103
Investment in direct financing leases                                              6,633

----------------------------------------------------------------------------------------
Net property and equipment                                                        12,536
----------------------------------------------------------------------------------------
Other assets                                                                      12,482
----------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $        983,254
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                         $ 64,516
       Liabilities held for sale                                                       -
       Other current liabilities                                                   3,837
----------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                             68,353
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                         7,818
Other liabilities                                                                 13,933

Liabilities subject to compromise                                              2,689,651

Net intercompany due to (from)                                                  (219,066)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                   136,221
       Capital in excess of par value                                            710,622
       Reinvested earnings (deficit)                                          (2,297,159)
       Accumulated other comprehensive income:
            Additional minimum pension liability                                (129,215)
            Cumulative foreign currency translation adjustment                     2,096
----------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                  $     (1,577,435)
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        983,254
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $      1,878,996
Accounts payable                                                                 425,370
Closed store reserves                                                             48,719
Other liabilities                                                                107,439
Pension obligation                                                               214,595
Taxes payable                                                                     14,532
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $      2,689,651

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for the continuing operations of this legal entity (four convenience divisions) was as of October 31, 2003, and for the discontinued operations as of November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
FLEMING FOODS OF TEXAS, L.P.                                            NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                            $     481
      Receivables, net                                                        40,755
      Inventories                                                                  -
      Assets held for sale                                                         -
      Other current assets                                                    (6,210)
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                               35,026
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                         -
------------------------------------------------------------------------------------
Other assets                                                                       4
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $  35,030
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                     $     996
      Liabilities held for sale                                                    -
      Other current liabilities                                                    -
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                             996
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                  -

Liabilities subject to compromise                                             29,086

Net intercompany due to (from)                                                 4,948

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                      -
      Capital in excess of par value                                               -
      Reinvested earnings (deficit)                                                -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                    -
           Cumulative foreign currency translation adjustment                      -
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                      $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $  35,030
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                              27,323
Closed store reserves                                                              -
Other liabilities                                                                513
Pension obligation                                                                 -
Taxes payable                                                                  1,250
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $  29,086

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
FLEMING INTERNATIONAL, LTD                                              NOVEMBER 1, 2003
----------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                         $       -
         Receivables, net                                                        270
         Inventories                                                               -
         Assets held for sale                                                      -
         Other current assets                                                      -
------------------------------------------------------------------------------------
              TOTAL CURRENT ASSETS                                               270
------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

------------------------------------------------------------------------------------
Net property and equipment                                                         -
------------------------------------------------------------------------------------
Other assets                                                                       -
------------------------------------------------------------------------------------

TOTAL ASSETS                                                               $     270
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------
CURRENT LIABILITIES:
         Accounts payable                                                  $       -
         Liabilities held for sale                                                 -
         Other current liabilities                                                 -
------------------------------------------------------------------------------------
              TOTAL CURRENT LIABILITIES                                            -
------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                  -

Liabilities subject to compromise                                                  -

Net intercompany due to (from)                                                   270

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   -
         Capital in excess of par value                                            -
         Reinvested earnings (deficit)                                             -
         Accumulated other comprehensive income:
              Additional minimum pension liability                                 -
              Cumulative foreign currency translation adjustment                   -
------------------------------------------------------------------------------------
              TOTAL SHAREHOLDERS' EQUITY                                   $       -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $     270
------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                     $       -
Accounts payable                                                                   -
Closed store reserves                                                              -
Other liabilities                                                                  -
Pension obligation                                                                 -
Taxes payable                                                                      -
                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
FLEMING TRANSPORTATION SERVICES, INC.                               NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                          284
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                        1
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                   285
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $     285
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       2
   Liabilities held for sale                                                   -
   Other current liabilities                                                  30
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                               32
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                               253

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $     285
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
HEAD DISTRIBUTING COMPANY                                           OCTOBER 31, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                       10,901
   Inventories                                                             7,580
   Assets held for sale                                                        -
   Other current assets                                                      513
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                18,994
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                 3,521
--------------------------------------------------------------------------------
Other assets                                                                  51
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $  22,566
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $   5,399
   Liabilities held for sale                                                   -
   Other current liabilities                                                 184
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                            5,583
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          7,320

Net intercompany due to (from)                                             9,663

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $  22,566
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                           7,320
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   7,320

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 11 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
MINTER-WEISMAN CO.                                                  OCTOBER 31, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                       15,309
   Inventories                                                            12,961
   Assets held for sale                                                        -
   Other current assets                                                      373
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                28,643
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                 2,175
--------------------------------------------------------------------------------
Other assets                                                                 453
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $  31,271
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $   9,396
   Liabilities held for sale                                                   -
   Other current liabilities                                                 208
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                            9,604
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          9,326

Net intercompany due to (from)                                            12,341

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $  31,271
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                           9,326
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   9,326

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 11 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
PIGGLY WIGGLY COMPANY                                               NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                          567
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                       (3)
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                   564
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $     564
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       -
   Liabilities held for sale                                                   -
   Other current liabilities                                                   -
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                -
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                            543

Net intercompany due to (from)                                                21

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $     564
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                             527
Closed store reserves                                                          -
Other liabilities                                                             16
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $     543

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
PROGRESSIVE REALTY, INC.                                            NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                            -
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                        -
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                     -
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $       -
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       -
   Liabilities held for sale                                                   -
   Other current liabilities                                                   -
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                -
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          1,519

Net intercompany due to (from)                                            (1,519)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $       -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                          1,519
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   1,519

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
RAINBOW FOOD GROUP, INC.                                            NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                        3,359
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                   (2,824)
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                   535
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                  80
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $     615
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $     308
   Liabilities held for sale                                                   -
   Other current liabilities                                                  43
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                              351
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                            201

Liabilities subject to compromise                                         19,070

Net intercompany due to (from)                                           (19,007)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $     615
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                          18,447
Closed store reserves                                                          -
Other liabilities                                                            623
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $  19,070

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
RETAIL INVESTMENTS, INC.                                            NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       1
   Receivables, net                                                            -
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                       (3)
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                    (2)
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $      (2)
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       -
   Liabilities held for sale                                                   -
   Other current liabilities                                                   -
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                -
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                                (2)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $      (2)
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
RFS MARKETING SERVICES, INC.                                        NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       8
   Receivables, net                                                           23
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                        1
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                    32
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                  33
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $      65
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       -
   Liabilities held for sale                                                   -
   Other current liabilities                                                   -
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                -
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                             13

Liabilities subject to compromise                                             29

Net intercompany due to (from)                                                23

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $      65
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                              19
Closed store reserves                                                          -
Other liabilities                                                             10
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $      29

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
RICHMAR FOODS, INC.                                                 NOVEMBER 1, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $       -
   Receivables, net                                                        4,040
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                      753
--------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                 4,793
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                           $   4,793
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $     954
   Liabilities held for sale                                                   -
   Other current liabilities                                               2,964
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                            3,918
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          9,473

Net intercompany due to (from)                                            (8,598)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                     -
   Capital in excess of par value                                              -
   Reinvested earnings (deficit)                                               -
   Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                       $       -
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $   4,793
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $       -
Accounts payable                                                           7,451
Closed store reserves                                                          -
Other liabilities                                                          2,022
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                       ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   9,473

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was November 1, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                       BEGINNING     AMOUNT                   ENDING
                                          TAX      WITHHELD OR     AMOUNT       TAX
FLEMING                                LIABILITY     ACCRUED     PAID [10]   LIABILITY
--------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                      $    (21)     $    -       $    21    $     0
Income                                 $   (995)        (34)           92       (937)
------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                $ (1,016)     $  (34)      $   113    $  (937)
------------------------------------------------------------------------------------
STATE AND LOCAL
Payroll Taxes [1]                      $   (399)     $    -       $   399    $    (0)
Sales [2]                              $ (1,930)          -            40     (1,889)
Excise [2]                             $    (21)          -            87         67
Real & Personal Property [3] [11]      $ (5,163)          -           889     (4,274)
Cigarette & Tobacco [4]                $      -           -             -          -
Franchise [2]                          $   (201)         51            (0)      (150)
------------------------------------------------------------------------------------
    Total State and Local              $ (7,713)     $   51       $ 1,416    $(6,246)
------------------------------------------------------------------------------------

TOTAL TAXES                            $ (8,730)     $   18       $ 1,528    $(7,183)
------------------------------------------------------------------------------------

                                        BEGINNING     AMOUNT                 ENDING
                                           TAX      WITHHELD OR    AMOUNT      TAX
CORE-MARK [9]                           LIABILITY     ACCRUED       PAID    LIABILITY
-------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                       $   (257)    $ (2,423)    $ 2,335   $   (346)
Income                                  $      -            -          -           -
------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                 $   (257)    $ (2,423)    $ 2,335   $   (346)
------------------------------------------------------------------------------------
STATE AND LOCAL
Payroll Taxes [1]                       $     (1)    $   (304)    $   303   $     (2)
Sales                                   $    (20)         (36)         43        (12)
Excise                                  $   (421)        (160)        211       (370)
Real & Personal Property [3]            $   (578)         (86)         40       (625)
Cigarette & Tobacco                     $(41,930)     (87,692)     86,579    (43,044)
Other: GST [5]                          $ (1,915)      (2,564)      2,212     (2,268)
Other: Spokane & Portland B&O Tax [6]   $   (119)         (46)         44       (120)
------------------------------------------------------------------------------------
    Total State and Local               $(44,984)    $(90,889)    $89,432   $(46,441)
------------------------------------------------------------------------------------

TOTAL TAXES                             $(45,241)    $(93,313)    $91,767   $(46,787)
------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                        AMOUNT
----------------------------------------------------------------------------
Current                                                             $      -
0 - 30 days [7]                                                       66,776
31 - 60 days                                                               -
61 - 90 days                                                               -
91+ days                                                                   -
----------------------------------------------------------------------------
Total Accounts Payable [8]                                          $ 66,776
----------------------------------------------------------------------------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]                  AMOUNT
----------------------------------------------------------------------------
Current                                                             $      -
0 - 30 days [7]                                                      120,597
31 - 60 days                                                               -
61 - 90 days                                                               -
91+ days                                                                   -
----------------------------------------------------------------------------
Total Accounts Payable [8]                                          $120,597
----------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 10 balance the net accrual increase/decrease in period 11.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses.

[9] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 11 which is October 1, 2003 through October 31, 2003.

[10] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[11] The beginning tax liability for period 11 includes a $3.5 million correction from the period 10 ending balance.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 10/05/03 - 11/01/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                                                          AMOUNT
-----------------------------------------                                                         ---------
Not Due                                                                                           $     (99)
Current                                                                                              10,817
1 - 7 days old                                                                                        2,622
8 - 14 days old                                                                                       1,847
15 - 21 days old                                                                                      1,810
+ Over 21 days                                                                                      455,071
Credits Over 21 days [1]                                                                            (15,849)
Total Accounts Receivable                                                                         $ 456,219
Amount considered uncollectible (Bad Debt) [3]                                                      (77,952)
Accounts Receivable (Net)                                                                         $ 378,267

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                                                         AMOUNT
-------------------------------------------                                                         ------
Current                                                                                            $ 184,175
1 - 30 days old                                                                                       18,000
31 - 45 days old                                                                                         393
40 - 60 days old                                                                                         822
61 - 90 days old                                                                                         665
91 - 120 days old                                                                                        627
+ Over 120 days                                                                                        6,763
Total Accounts Receivable                                                                          $ 211,445
Amount considered uncollectible (Bad Debt) [3]                                                        (9,497)
Accounts Receivable (Net)                                                                          $ 201,948

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                           YES       NO
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below. [5]                                                                         X
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                                                       X
3.    Have all postpetition tax returns been timely filed?  If no, provide an explanation below.                        X
4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                                                              X

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as current.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of November 1, 2003.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's period 11 ended October 31, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current. No amount has currently been reserved for receivables from vendors.

[5] On October 28, 2003 the Company sold the York PA property for approximately $5 million. By agreement with C&S Wholesale Grocery, the proceeds on the sale of the York property is equally distributed between Fleming Co, Inc and C&S. C&S's share of the funds was wired to C&S on November 6, 2003.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  10/05/03 - 11/01/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

Ernst & Young LLP  2121 San Jacinto Street, Suite 1500             Dallas Office
                   Dallas TX 75201                          Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   PERIOD 11

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.



  December 15, 2003                                /s/ Lisa P. Shield
----------------------                             -----------------------------
      Date                                         Lisa P. Shield, Partner